UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A

____________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO
RESIDENTS, INC.
(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
W. Heath Hawk
ETHAN A. DANIAL
JOSÉ R. IZQUIERDO II
BRENT D. ROSENTHAL
IAN MCCARTHY
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
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2026 ANNUAL MEETING OF STOCKHOLDERS OF
tAX-fREE fixed income fUND V fOR pUERTO RICO RESIDENTS, INC.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card (i) “FOR” the election of our highly-qualified nominees and (ii) “FOR” our proposal to terminate the existing investment advisory and management agreement between the Fund and its advisor.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital, Ethan A. Danial, José R. Izquierdo II, Brent D. Rosenthal and Ian McCarthy, the “Participants”) are significant stockholders and beneficially own in the aggregate approximately 3.5% of the outstanding shares of common stock, par value $0.01 (the “Common Stock”), of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our (i) proposal to elect our nominees, Ethan A. Danial, Brent D. Rosenthal, José R. Izquierdo II and Ian McCarthy, to the board of directors of the Fund (the “Board”) and (ii) submission of one business proposal for stockholder consideration, each at the 2026 annual meeting of stockholders scheduled to be held virtually at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), on July 30, 2026, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2026 Annual Meeting”). This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about July 13, 2026.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2026 Annual Meeting with respect to (i) the election of Ocean Capital’s director nominees, Mr. Rosenthal, as a Class I director, Mr. Danial and Mr. Izquierdo, as Class II directors, and Mr. McCarthy as a Class III director (the “2026 Ocean Capital Nominees” and each individually, a “2026 Ocean Capital Nominee”), to serve until their term expires or until his respective successor is duly elected and qualified and (ii) a business proposal to terminate the existing investment advisory and management agreement between the Fund and its advisor, UBS Asset Managers of Puerto Rico (“UBS”) (a division of UBS Trust Company of Puerto Rico (“UBSTC”) (the “Terminate Advisory Agreement Proposal” or the “Proposal”).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below entitled, “Information Concerning the 2026 Annual Meeting,” and the Fund’s proxy materials for additional information concerning the 2026 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for the election of directors and votes required for approval of the Proposals, and the solicitation of proxies. Any stockholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2026 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on June 12, 2026, the record date for the 2026 Annual Meeting (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 28, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2026 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Sodali & Co (“Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.
The Edgar file number for the Fund is 811-23677.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

With respect to the 2026 Annual Meeting, Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent to nominate four highly-qualified nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002) and to put forth one business proposal for submission to a stockholder vote at the 2026 Annual Meeting, as further described elsewhere in this Proxy Statement.

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders, consistent with the Fund’s investment objectives and strategies. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, the 2026 Ocean Capital Nominees will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the establishment of a share repurchase program, the liquidation of the Fund to realize its net asset value and other value-unlocking initiatives. Although there can be no assurances that any such avenues will in fact increase stockholder value, the Participants to the solicitation believe that the 2026 Ocean Capital Nominees’ presence on the Board will benefit all stockholders. Ocean Capital and the other Participants further believe that the business proposal will, among other things, ensure that the rights of shareholders under the 1940 Act are respected and upheld.

In furtherance of its objectives, Ocean Capital previously submitted director nominations, nominating Mr. Izquierdo, Ms. Roxana Cruz-Rivera and Mr. Rosenthal for election to the Board (collectively, the “2021 Ocean Capital Nominees”) and put forward a business proposal for the Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). As of the date of this proxy statement, the 2021 Annual Meeting has not reached a quorum and has yet to be consummated. Additionally, Ocean Capital previously submitted director nominations, nominating Mr. Izquierdo, Ms. Mojdeh L. Khaghan and Mr. Danial for election to the Board (the “2022 Ocean Capital Nominees”) and put forward business proposals (the “2022 Ocean Capital Business Proposals”) for the Fund’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting was consummated on July 28, 2022, at which the 2022 Ocean Capital Nominees were not elected and the 2022 Ocean Capital Business Proposals were not approved.

Additionally, in furtherance of its objectives, Ocean Capital has also submitted director nominations and business proposals to a number of funds that are affiliated with the Fund, including Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. (“Fund I”), Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (“Fund II”), Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (“Fund III”), Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (“Fund IV”), Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), Puerto Rico Residents Tax Free Fund, Inc. (“PRRTFF I”), Puerto Rico Residents Tax Free Fund IV, Inc. (“PRRTFF IV”), Puerto Rico Residents Tax Free Fund VI, Inc. (“PRRTFF VI”) and Puerto Rico Residents Tax-Free Fund V, Inc. (“PRRTFF V”).

Specifically, Messrs. Izquierdo, Rosenthal, Danial and Ian McCarthy and Ms. Mojdeh Khaghan have been elected as directors of PRRTFF I and PRRTFF VI and constitute a majority of the boards of directors of those funds. Messrs. Izquierdo, Rosenthal, Danial and McCarthy and Mses. Roxana Cruz-Rivera and Khaghan have been elected as directors and constitute a majority of the board of directors of TFF I. Messrs. Danial, McCarthy, Izquierdo and Rosenthal have been elected as directors of Fund IV and PRRTFF IV and constitute a majority of the directors of those funds. Ms. Khaghan, Mr. McCarthy, Mr. Danial, Mr. Izquierdo and Mr. Rosenthal have been elected as directors and constitute a majority of the board of directors of Fund II. Mr. Izquierdo, Mr. Danial and Mr. Rosenthal have been elected as directors and constitute 50% of the board of directors of PRRTFF V.

It is not our intention to mandate any particular action be taken by the Fund to increase stockholder value. At certain affiliated funds, we have emphasized the applicable fund adopting measures to enhance shareholder value, including by increasing liquidity and/or reducing the discount at which the applicable fund’s stock trades compared with the fund’s net asset value. Directors nominated by Ocean Capital and elected have fiduciary obligations to the respective fund and its shareholders, not to Ocean Capital as such; and we will not control and cannot predict the outcome of a future board’s deliberations. We expect the respective boards would need to evaluate alternatives that could unlock value for shareholders. One alternative could be to seek shareholder approval to cease operations as an investment company and, following a sale of substantially all of the funds’ securities, pay a dividend with the proceeds of such sale to shareholders. This is what occurred at TFF I, PRRTFF I, and PRRTFF VI where, following the funds’ certification of votes to terminate the respective investment advisory agreements of those funds, the funds sought and obtained shareholder approval of proposals to sell their investments and distribute the proceeds to shareholders.1 As described above, the 2026 Ocean Capital Nominees and certain other individuals nominated by Ocean Capital serve on the boards of these funds. If our nominees are elected to the Board, we expect that the Board would consider this among multiple options that could unlock value for shareholders.

On February 20, 2026, Ocean Capital submitted a stockholder proposal and corresponding supporting statement to the Fund to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the Exchange Act (the “14a-8 Proposal”). The purpose of the 14a-8 Proposal was to allow stockholders the opportunity to vote on a proposal to terminate that certain Amended and Restated Investment Advisory Agreement between the Fund and UBS, dated May 2021 (the “Investment Advisory Agreement”), pursuant to the right of stockholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements. The Fund represented to the SEC that it had a reasonable basis to exclude the 14a-8 Proposal from its proxy statement, and, solely on the basis of that representation, on June 16, 2026, the SEC notified the Fund and Ocean Capital that it would not object to the 14a-8 Proposal being so excluded. The Terminate Advisory Agreement Proposal is substantially the same as the 14a-8 Proposal.

In the event that the Fund refuses to recognize the Terminate Advisory Agreement Proposal, the Fund’s proxy card would not include the Terminate Advisory Agreement Proposal. Shareholders wishing to vote for this proposal would not be able to do so using the Fund’s proxy card. Similarly, because Ocean Capital’s proxy card does not list the Fund’s nominees, shareholders wishing to vote for the Fund’s nominees could not do so using Ocean Capital’s proxy card. Due to the fact that later-dated proxy cards revoke earlier-dated ones, there is no way to vote for both the election of the Fund’s director nominees AND Proposal 2 using the Fund’s and Ocean Capital’s respective proxy cards.

Shareholders who wish to vote (i) for Ocean Capital’s nominees AND (ii) for Proposal 2 must submit the Ocean Capital BLUE proxy card and must NOT subsequently vote using the Fund’s proxy card, as doing so will revoke your prior Ocean Capital proxy.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the election of the 2026 Ocean Capital Nominees at the 2026 Annual Meeting, which we believe will help unlock value for investors.

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(1)      At TFF I, PRRTFF I, and PRRTFF VI, the respective boards certified votes to terminate the investment advisory agreements of those funds, which terminations became effective on July 19, 2025. Following such terminations, each of TFF I, PRRTFF I, and PRRTFF VI sought and obtained shareholder approval of proposals to sell their investments and distribute the proceeds to shareholders, which actions have been carried out. At PRRTFF IV, the investment advisory agreement was terminated effective March 2, 2026, and PRRTFF IV sought and obtained shareholder approval of a proposal to sell its investments and distribute the proceeds to shareholders, which actions have been carried out. At Fund IV, the investment advisory agreement was terminated effective July 19, 2025. Fund IV sought and obtained shareholder approval of an investment advisory agreement pursuant to which Atlas Asset Management LLC would be appointed as Fund IV’s investment advisor through November 30, 2026.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Fund’s preliminary proxy statement, the Board is currently composed of seven directors and four of the Fund’s directors are up for election at the 2026 Annual Meeting. According to the Fund’s proxy statement, one of these nominees is up for election as a Class I director with a term expiring at the 2028 annual meeting, two of these nominees are up for election to serve as Class II directors with terms expiring in 2029 and one nominee is up for election as a Class III director with a term expiring at the 2027 annual meeting. We are seeking your support at the 2026 Annual Meeting to elect our four highly-qualified nominees in opposition to the Fund’s Class I, Class II and Class III director nominees. The 2026 Ocean Capital Nominees, if elected at the 2026 Annual Meeting, would constitute a majority of the Board, however, we do not believe that the election of the 2026 Ocean Capital Nominees would constitute a change of control under the Fund’s existing contracts that are publicly available.

OUR NOMINEES

The following information sets forth the name, business address, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five years, number of portfolios in fund complexes overseen and other directorships held by each of the 2026 Ocean Capital Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. There are no family relationships between the four 2026 Ocean Capital Nominees or between any of the 2026 Ocean Capital Nominees and any of the 2022 Ocean Capital Nominees or any of the 2021 Ocean Capital Nominees or any other director of the Fund other than that Mr. Danial is the son of Ms. Khaghan, who is a 2022 Ocean Capital Nominee. The specific experience, qualifications, attributes and skills that led us to conclude that the 2026 Ocean Capital Nominees should serve as directors of the Fund are set forth below. Mr. Rosenthal is being elected as a Class I director, Mr. Danial and Mr. Izquierdo as Class II directors and Mr. McCarthy as a Class III director. If elected, Mr. Rosenthal would serve as a Class I director for a two-year term expiring at the Fund’s 2029 annual meeting of stockholders and until his elector is duly elected and qualified, each of Messrs. Danial and Izquierdo would serve as a Class II director for a three-year term expiring at the Fund’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified and Mr. McCarthy would serve as a Class III director for a one-year term expiring at the Fund’s 2027 annual meeting of stockholders or until his successor is duly elected and qualified.

Name and address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Ethan A. Danial 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907	N/A	N/A	Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico where he has worked since January 2019; Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico from August 2017 through October 2022.	2

Director of TFF I, director of PRRTFF I, director of PRRTFF VI, and director of Fund IV since May 2025;

Director of PRRTFF IV since January 2026;

Director of PRRTFF V since May 2026;

Director of Fund II since June 2026;

Director of Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022;

Director of First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 to June 2021.

Name and address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
José R. Izquierdo II 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907	N/A	N/A	Managing Member of Main Line Ventures LLC, a consulting firm, since 2018; Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, from 2017 to 2018; Principal at The Law Offices of José R. Izquierdo II, from 2013 to 2016	2

Director of TFF I, director of PRRTFF I, and director of PRRTFF VI since May 2025;

Director of PRRTFF IV since July 2025;

Director of Fund IV since April 2026;

Director of PRRTFF V since May 2026;

Director of Fund II since June 2026;

Director of Seaborne Airlines.

Brent D. Rosenthal 3 Drummond Terrace, Livingston, New Jersey 07039	N/A	N/A	Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund, since 2017; Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, from 2002 to 2016.	2

Chairman of Pitney Bowes Inc., a global technology company focused on commerce solutions in the shipping and mailing sectors, since June 2025;

Director of TFF I, director of PRRTFF I, and director of PRRTFF VI since May 2025;

Director of PRRTFF IV since July 2025;

Director of Fund IV since April 2026;

Director of PRRTFF V since May 2026;

Director of Fund II since June 2026;

Director of Horizon Kinetics Holding Corporation, a provider of investment advisory services through its subsidiary, Horizon Kinetics Asset Management LLC, a registered investment adviser, since August 2024;

Director of Syntec Optics Holdings, Inc., a manufacturer of polymer optics and photonics, since April 2023;

Adviser to the Board of Directors and Executive Management of FLYHT Aerospace, a provider of solutions for the aviation industry, from December 2019 to June 2020, and Director from June 2020 to December 2024;

Name and address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
					Director of RiceBran Technologies, a food company, from July 2016 to November 2024; Director of comScore, Inc., a media measurement and analytics company, from April 2018 to June 2024.
Ian McCarthy 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911	N/A	N/A	Managing Director at Fairview Asset Management, LLC, an investment management services firm, where he has worked since June 2020; Director, Originations & Fundraising, of Stabilis Capital Management, LP, an investment firm, where he worked from January 2018 to May 2020	1	Director of PRRTFF I, PRRTFF VI, TFF I and Fund IV since May 2025; Director of Fund II and PRRTFF IV since January 2026

Ethan A. Danial, age 29, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial has been employed as a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico, since January 2019. Additionally, from August 2017 through October 2022, Mr. Danial was the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico. Since May 20, 2025, Mr. Danial has served as a director and chairman of the board of PRRTFF I, PRRTFF VI, and TFF I. He has served as a director of Fund IV since May 20, 2025. On January 8, 2026, Mr. Danial was elected as a member of the board of directors of PRRTFF IV. In May 2026, Mr. Danial was elected as a director of PRRTFF V. In June 2026, Mr. Danial was elected as a director of Fund II. Mr. Danial previously served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022. Further, Mr. Danial served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. In May 2026, Mr. Danial received his Juris Doctorate, with honors, from Harvard Law School. Ocean Capital believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Fund.

José R. Izquierdo II, age 43, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. Mr. Izquierdo has served at Main Line Ventures, LLC since 2018. Mr. Izquierdo has served on the board of PRRTFF I, PRRTFF VI and TFF I since May 2025 and PRRTFF IV since July 2025. Mr. Izquierdo was elected to the board of directors of Fund IV in April 2026 and the board of directors of PRRTFF V in May 2026. In June 2026 Mr. Izquierdo was elected as a director of Fund II. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, as a member of the Governor of Puerto Rico’s fiscal transition team, as a member of the Government of Puerto Rico’s Economic Development Council, and as Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo is a director of Seaborne Airlines, an airline operating in the Caribbean region. Mr. Izquierdo previously served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. Ocean Capital believes Mr. Izquierdo’s extensive leadership experience in both the public and private sectors makes him qualified to serve as a director of the Fund.

Brent D. Rosenthal, age 54, founded Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities in the technology, media, telecom and food industries, in 2017. Mr. Rosenthal has served on the board of directors of Pitney Bowes Inc. (NYSE: PBI) since June 2025 and was appointed independent Chairman in October 2025; Horizon Kinetics Holding Corporation (OTCMKTS: HKHC) since August 2024; Syntec Optics Holdings, Inc. (NASDAQ: OPTX) since April 2023; PRRTFF I, PRRTFF VI and TFF I since May 2025; and PRRTFF IV since July 2025. Mr. Rosenthal was appointed to the board of directors of Fund IV in April 2026, PRRTFF V in May 2026 and of Fund II in June 2026. Previously he served as a director of FLYHT Aerospace Solutions Ltd (OTCQX: FLYLF) from June 2020 to December 2024, director of RiceBran Technologies (OTCPK: RIBT) from July 2016 to November 2024, and Non-Executive Chairman/Lead Director of comScore, Inc. (NASDAQ: SCOR) from April 2018 to June 2024 and as a director from January 2016 to April 2018. Mr. Rosenthal also served as a director of Rentrak Corporation (NASDAQ: RENT) from 2008 to 2016, as a director to SITO Mobile (NASDAQ: SITO) from August 2016 to July 2018, and as an Adviser to the board of Park City Group, Inc. (NASDAQ: PCYG), the parent company of ReposiTrak Inc., from November 2015 to February 2018. Earlier in his career, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016, during which time he was an Adviser to the board of directors of Virgin Media (NASDAQ: VMED) and Time Warner Cable (NYSE: TWC). Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University. He is an inactive Certified Public Accountant. Ocean Capital believes Mr. Rosenthal’s extensive leadership experience makes him qualified to serve as a director of the Fund.

Ian McCarthy, age 35, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy is currently a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, where he has worked since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising, at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. Since May 20, 2025, Mr. McCarthy has served as a director of PRRTFF I, PRRTFF VI, TFF I and Fund IV. Mr. McCarthy was appointed to the board of directors of PRRTFF IV and Fund II in January 2026. He serves as the chairman of the Audit Committees and the Dividend Committees of TFF I, PRRTFF I and PRRTFF VI. Mr. McCarthy earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the 2026 Ocean Capital Nominees as of the Record Date.

The information in the following table has been furnished to us by the 2026 Ocean Capital Nominees. The percentages used below are based upon 20,605,559 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of the Record Date:

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ethan A. Danial	218,552	1.1%
José R. Izquierdo II	0	N/A
Brent D. Rosenthal	0	N/A
Ian McCarthy	0	N/A

The Participants believe that the 2026 Ocean Capital Nominees presently are not, and if elected as directors of the Fund, none would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that the 2026 Ocean Capital Nominees would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that the 2026 Ocean Capital Nominees are not elected to the Board at the 2026 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund and its affiliated funds,4 including, without limitation, nominating director candidates and/or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning the 2026 Ocean Capital Nominees, see Appendix A — Information Concerning the Nominees and Participants.

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE 2026 OCEAN CAPITAL NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

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4        The affiliated funds include, without limitation, Fund I, Fund II, Fund III, Fund IV, Fund V, PRRTFF I, PRRTFF IV, PRRTFF V, PRRTFF VI and TFF I.

PROPOSAL NO. 2

TERMINATE ADVISORY AGREEMENT PROPOSAL

We have submitted the following proposal for stockholder approval at the 2026 Annual Meeting:

Proposal

“RESOLVED, the existing investment advisory and management agreement between Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. and its advisor shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.”

The Fund has consistently failed to maximize shareholder value. As reported in public filings, during the six months ended September 30, 2025, the Fund’s stock traded at a 43.8% discount to net asset value (“NAV”)1 — almost double its discount to NAV around the time of the Fund’s inception.2 This represents a significantly larger discount than the closed-end fund market as a whole, which was trading at an average 4.50% discount as of February 13, 2026.3 During that same period, the Fund’s total investment return based on market value was 13.28%, decreasing over 50% as compared to the preceding fiscal year.4 Additional financial metrics regarding the Fund are available in its Certified Shareholder Report, filed December 5, 2025.

We believe that, given the Fund’s inability to maximize shareholder value, termination of the Agreements would allow the Fund to initiate a competitive, open process to secure a more suitable investment advisor that can strengthen the Fund’s performance through lower fees, new perspectives and a revamped investment strategy. Based on public filings, the only investment advisory agreement we are aware of is between the Fund and UBS Asset Managers of Puerto Rico.5 We believe shareholder support of this proposal could encourage the Fund to take other actions, including re-evaluating its operations, which may lead to an increase in share value, directly benefiting its shareholders.

We believe our interests align with other shareholders, and our intent with this proposal is to maximize shareholder value, not to cause a liquidation of the Fund. While terminating the Agreement could result in some near-term disruptions and costs associated with securing a new investment advisor, we believe that over the longer term, terminating the Agreement will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.6 Despite disruption risks, we believe beginning the process of replacing the current Agreements will facilitate the selection of an investment advisor able to bring fresh perspectives and advise the Fund on terms more favorable to the Fund.

Ocean Capital submitted a proposal for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 that was substantially the same as the Proposal contained herein.

Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should this Terminate Advisory Agreement Proposal be approved and adopted, none of the Participants has any material interest in this Terminate Advisory Agreement Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE TERMINATE ADVISORY AGREEMENT PROPOSAL ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

1        See Semi-Annual Certified Shareholder Report, filed on December 5, 2025.

2        See Semi-Annual Certified Shareholder Report, filed on December 8, 2021.

3        See the U.S. Closed-End Funds Summary of Average Premium and Discount Report as of February 13, 2026, available at https://www.cefa.com/sitefiles/live/docs/reports/premium-discounts/2026/PanD_02_13_2026.pdf.

4        See Semi-Annual Certified Shareholder Report, filed on December 5, 2025.

5        See Semi-Annual Certified Shareholder Report, filed on December 5, 2025.

6        1940 Act, Section 270.15a-4.

INFORMATION CONCERNING THE 2026 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on June 12, 2026 as the Record Date for determining stockholders entitled to notice of and to vote at the 2026 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2026 Annual Meeting. According to the Fund’s proxy statement, there were 20,605,559 shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2026 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2026 Annual Meeting as marked and, in the absence of specific instructions, will be voted (i) “FOR” the election of the 2026 Ocean Capital Nominees, (ii) “FOR” our proposal to terminate the existing investment advisory and management agreement between the Fund and its advisor, and (iii) in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2026 Annual Meeting.

QUORUM

According to the Fund’s proxy statement, the presence at the 2026 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2026 Annual Meeting for purposes of determining whether a quorum exists. As discussed more fully in the Section below, — Abstentions; Broker Non-Votes, there will be no “broker non-votes” at the 2026 Annual Meeting. If the beneficial owner of securities held in “street name” does not provide instructions on how to vote, a broker is not permitted to give a proxy with respect to such beneficial owner’s shares. Accordingly, such shares will not count as present for purposes of determining whether a quorum is present or for purposes of Section 2(a)(42) of the 1940 Act.

Any stockholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2026 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 28, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2026 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2026 Annual Meeting provided that a quorum is present (Proposal No. 1).

Terminate Advisory Agreement Proposal — Provided that a quorum has been established at the 2026 Annual Meeting, this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, meaning the affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (Proposal No. 2).

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation nor the Fund’s Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national stock exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. The proposal to elect directors to be voted upon at the 2026 Annual Meeting and the Terminate Advisory Agreement Proposal are “non-routine,” so brokers will not have discretionary authority to vote on the proposals. Therefore, if you do not provide voting instructions to your broker, then your shares will not be voted with respect to the election of directors (Proposal No. 1) or the Terminate Advisory Agreement Proposal (Proposal No. 2) at the 2026 Annual Meeting.

Abstentions will be treated as votes present at the 2026 Annual Meeting but will not be treated as votes cast for Proposal No. 1. Abstentions, therefore, will have no effect on Proposal No. 1, but will have the effect of “against” votes on Proposal No. 2. Broker non-votes will not be treated as votes present at the 2026 Annual Meeting and will not be treated as votes cast for Proposal No. 1 or Proposal No. 2. Broker non-votes will have no effect on the outcome of Proposal No. 1 or Proposal No. 2.

Because of the contested nature of the 2026 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on any of the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the election of the 2026 Ocean Capital Nominees on the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2026 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the 2026 Ocean Capital Nominee and the approval of the Terminate Advisory Agreement Proposal described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Participants have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the 2026 Ocean Capital Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Sodali for solicitation and advisory services in connection with this solicitation, for which Sodali will receive a fee of up to approximately $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record.

It is anticipated that Sodali will employ up to approximately 15 persons to solicit the Fund’s stockholders for the 2026 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000 (including, but not limited to, fees for attorneys, solicitors and other advisors and other costs incidental to the solicitation). We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $100,000.

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than 30 nor more than 50 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than 40 days prior to the date of the meeting, such notice must be given not more than 10 days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than 40 days in advance of the annual meeting, if the Fund has previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Participants are unaware of any other matters to be considered at the 2026 Annual Meeting. However, should other matters, which the Participants are not aware of a reasonable time before this solicitation, be brought before the 2026 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote (i) “FOR” the election of the 2026 Ocean Capital Nominees and (ii) “FOR” our proposal to terminate the existing investment advisory and management agreement between the Fund and its advisor.

The Participants have omitted from this Proxy Statement certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement, once available, in order to review this disclosure.

According to the Fund’s proxy statement, UBS Asset Managers of Puerto Rico (“UBS”) (a division of UBS Trust Company of Puerto Rico (“UBSTC”) serves as the Fund’s investment adviser. UBS is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBSTC serves as the Fund’s administrator. UBSTC is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

Please refer to the Fund’s proxy statement, for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

July 13, 2026

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL LLC, ITS MANAGING MEMBER, WILLIAM HEATH HAWK, ETHAN A. DANIAL, JOSE R. IZQUIERDO II, BRENT D. ROSENTHAL AND IAN MCCARTHY (TOGETHER, THE “PARTICIPANTS”) AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2026 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH THE PARTICIPATNS ARE NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2026 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. THE PARTICIPANTS URGE YOU TO VOTE IN FAVOR OF THE ELECTION OF THE 2026 OCEAN CAPITAL NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2026 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date, June 29, 2026, are entitled to be present and to vote at the 2026 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid return envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street name.”    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the 2026 Ocean Capital Nominees and the Terminate Advisory Agreement Proposal. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2026 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 28, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2026 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2026 Annual Meeting as marked and, in the absence of specific instructions, “FOR” the 2026 Ocean Capital Nominees and “FOR” the Terminate Advisory Agreement Proposal.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card “FOR” the 2026 Ocean Capital Nominees standing for election to the Board named in this Proxy Statement, and “FOR” the Terminate Advisory Agreement Proposal.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2026 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2026 Annual Meeting to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, or to the Fund’s Secretary; or

•        attending the 2026 Annual Meeting virtually and voting (although attendance at the 2026 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2026 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2026 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2026 Annual Meeting. Contact Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that we will be aware of all revocations.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Tax Free Fund for Puerto Rico Residents, Inc., 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and the 2026 Ocean Capital Nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

Please refer to “Appendix A — Information Concerning the Nominees and Participants” below for more information regarding the Federal Action.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated four highly-qualified individuals for election as directors at the 2026 Annual Meeting: Ethan A. Danial, Brent D. Rosenthal, José R. Izquierdo II and Ian McCarthy.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the 2026 Ocean Capital Nominees. Ocean Capital, Mr. Hawk and the 2026 Ocean Capital Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of the date hereof, Ocean Capital and its affiliates beneficially own in the aggregate 506,715 shares of Common Stock. As of the date hereof, Ocean Capital is the beneficial owner of 386,882 shares of Common Stock, including 100 shares Ocean Capital holds in record name. Ocean Capital, together with its managing member William Heath Hawk and the 2026 Ocean Capital Nominees collectively beneficially own in the aggregate approximately 725,552 shares of Common Stock, representing approximately 3.5% of the outstanding shares of Common Stock. consisting of 119,833 shares held in a joint account of Mr. Hawk and his spouse and 386,882 shares owned by Ocean Capital which Mr. Hawk, as its managing member, may be deemed to beneficially own. As of the Record Date, Mr. Danial beneficially owned 218,837 shares of Common Stock consisting entirely of shares owned by RAD Investments LLC, which Mr. Danial, as its manager, may be deemed to beneficially own. As of the Record Date, neither Mr. Izquierdo, Mr. Rosenthal nor Mr. McCarthy beneficially owned any shares of Common Stock.

Except as set forth in this Proxy Statement, as of the Record Date, the 2026 Ocean Capital Nominees do not beneficially own any shares of Common Stock and have not entered into any transactions in securities of the Fund during the past two years.

Except as set forth in this Proxy Statement, neither of the 2026 Ocean Capital Nominees nor any of their Immediate Family Members (as defined in Item 22 of Schedule 14A) owns beneficially or of record any class of securities in (i) the Fund’s investment advisor, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. Each of the 2026 Ocean Capital Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two years by the Participants, see Exhibit A — Transactions in the Fund’s Securities During the Past Two Years.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which either of the 2026 Ocean Capital Nominees is an officer.

Neither of the 2026 Ocean Capital Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. In addition, neither of the 2026 Ocean Capital Nominees nor any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each 2026 Ocean Capital Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each 2026 Ocean Capital Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No 2026 Ocean Capital Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The 2026 Ocean Capital Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the 2026 Ocean Capital Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, neither of the 2026 Ocean Capital Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of the 2026 Ocean Capital Nominees will be unable to stand for election, but, in the event that any 2026 Ocean Capital Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for a substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws and Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate a substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any 2026 Ocean Capital Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the annual meetings for which directors are being elected at the 2026 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Participants that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Danial is serving as a Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico. The principal occupation of Mr. Izquierdo is serving as Managing Director of Main Line Ventures LLC, a consulting firm. The principal occupation of Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund. The principal occupation of Mr. McCarthy is serving as a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico.

The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

Each of the individual Participants is a citizen of the United States of America, and each of Messrs. Hawk, Danial, Izquierdo and McCarthy is a resident of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the 2026 Ocean Capital Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2026 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this Proxy Statement) directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

On July 27, 2022, Ocean Capital, Mr. Hawk and the 2022 Ocean Capital Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed (i) to solicit proxies in favor of the proposals submitted to the Fund’s stockholders for approval at the 2022 Annual Meeting, including the election of the 2022 Ocean Capital Nominees, respectively, (ii) to provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (iii) that Ocean Capital shall have the right to pre-approve all expenses incurred in connection with the solicitation and agrees to pay all such pre-approved expenses.

Ocean Capital, Mr. Hawk, the 2022 Ocean Capital Nominees and the 2026 Ocean Capital Nominees may enter into an Amended and Restated Joint Filing and Solicitation Agreement pursuant to which the 2026 Ocean Capital Nominees will be added as parties. Neither the 2021 Ocean Capital Nominees nor the 2022 Ocean Capital Nominees are expected to participate in the solicitation of proxies in connection with the 2026 Annual Meeting, other than to the extent that they are also 2026 Ocean Capital Nominees. The 2026 Ocean Capital Nominees are not expected to participate in the solicitation of proxies in connection with the 2021 Annual Meeting or the 2022 Annual Meeting.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the 2026 Ocean Capital Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital at the 2026 Annual Meeting, other than the consent by each 2026 Ocean Capital Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2026 Annual Meeting, and (ii) no 2026 Ocean Capital Nominee has purchased or sold any securities of the Fund’s investment advisor or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no 2026 Ocean Capital Nominee nor any of his Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no 2026 Ocean Capital Nominee nor his Immediate Family Members owns any securities beneficially or of record in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no 2026 Ocean Capital Nominee nor any of his Immediate Family Members have any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no 2026 Ocean Capital Nominee nor any of his Immediate Family Members have any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no 2026 Ocean Capital Nominee nor any of his Immediate Family Members have any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any 2026 Ocean Capital Nominee or his Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each 2026 Ocean Capital Nominee as of the Record Date:

Name of 2026 Ocean Capital Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Ethan A. Danial	Over $100,000	Over $100,000
José R. Izquierdo II	N/A	N/A
Brent D. Rosenthal	N/A	N/A
Ian McCarthy	N/A	N/A

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any 2026 Ocean Capital Nominee or any of his or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

The Federal Action

The Fund and eight other associated funds (the “Plaintiff Funds”) previously sued Ocean Capital and others in the U.S. District Court for the District of Puerto Rico (the “District Court”), captioned Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., et al. v. Ocean Capital LLC, et al., Case No. 3:22-cv-1101. The Plaintiff Funds alleged generally that Ocean Capital and the other defendants violated Sections 13(d) and 14(a) of the Securities Exchange Act of 1934 by failing to disclose purportedly material information concerning its proxy contests involving the Plaintiff Funds, including alleged failure to disclose certain defendants as purported members of Section 13(d) “groups” for various of the Plaintiff Funds. Ocean Capital counterclaimed against three of the Plaintiff Funds — PRRTFF I, PRRTFF VI, and TFF I — where a quorum was present at one or more of the Funds’ annual meetings and elected Ocean Capital’s nominees but the Funds refused to seat the elected nominees, citing their pending lawsuit.

The District Court ultimately dismissed the Plaintiff Funds’ claims, and entered judgment in Ocean Capital’s favor on all claims. The Plaintiff Funds appealed. On May 15, 2025, the U.S. Court of Appeals for the First Circuit issued an opinion, upholding the District Court’s dismissal of the Plaintiff Funds’ securities claims and order that the Plaintiff Funds seat Ocean Capital’s nominees on the boards of PRRTFF I, PRRTFF VI and TFF I. See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. v. Ocean Cap. LLC, 137 F.4th 6 (1st Cir. 2025). The First Circuit formally issued its mandate on June 3, 2025.

On July 9, 2025, Ocean Capital filed a petition seeking an award of attorneys’ fees and expenses from PRRTFF I, PRRTFF VI, TFF I, and Fund IV, under the corporate benefit doctrine (the “Fee Petition”). Ocean Capital argued that it should be awarded reasonable fees because its years-long efforts in the federal litigation resulted in remediation of the funds’ boards’ misconduct and vindication of the rights of the funds’ stockholders at large. On August 15, 2025, Ocean Capital amended its Fee Petition to include PRRTFF IV as another benefited Fund to share in the expenses. On September 15, 2025, two groups of the Plaintiff Funds — Fund IV and PRRTFF IV on one hand, and PRRTFF I, PRRTFF VI, and TFF I on the other — filed oppositions to the Fee Petition. Ocean Capital filed its reply on October 15, 2025. PRRTFF I, PRRTFF VI and TFF I filed a sur-reply on November 12, 2025. On November 13, 2025, Ocean Capital submitted a notice of supplemental evidence in support of its Fee Petition. In February 2026, Ocean Capital submitted a motion to file supplemental evidence and amend its motion to include Fund II. By order dated February 20, 2026, the District Court denied the fee motion. The District Court also denied Ocean Capital’s motion to submit supplemental evidence and amend as moot. On March 17, 2026, Ocean Capital filed a Notice of Appeal to the First Circuit. Appellate briefing is currently stayed pending the parties’ participation in settlement conference proceedings with the First Circuit’s Civil Appeals Management Program (CAMP).

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy “FOR” the election of the 2026 Ocean Capital Nominees and “FOR” the Terminate Advisory Agreement Proposal by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Sodali at the address and telephone numbers set forth below:

430 Park Avenue, 14th Floor
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.sodali.com

EXHIBIT A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	8,000	7/1/2025
Purchase of Common Stock	20,576	8/11/2025
Purchase of Common Stock	76,300	8/12/2025
Purchase of Common Stock	2,200	12/23/2025
Purchase of Common Stock	2,347	1/14/2026
Purchase of Common Stock	4,817	3/13/2026
Purchase of Common Stock	693	3/13/2026
Purchase of Common Stock	4,900	3/25/2026

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(21,881)	7/9/2024
Purchase of Common Stock	1,368	1/31/2025
Purchase of Common Stock	27,990	2/7/2025
Purchase of Common Stock	1,463	2/19/2025
Purchase of Common Stock	16,460	2/19/2025
Purchase of Common Stock	17,167	2/28/2025
Purchase of Common Stock	19,000	3/7/2025
Purchase of Common Stock	17,836	3/7/2025
Purchase of Common Stock	2,500	3/13/2025
Purchase of Common Stock	20,027	3/14/2025
Purchase of Common Stock	15,097	3/19/2025
Purchase of Common Stock	2,318	3/21/2025
Purchase of Common Stock	22,149	3/26/2025
Purchase of Common Stock	3,392	4/29/2025
Purchase of Common Stock	3,325	5/5/2025
Purchase of Common Stock	2,014	5/13/2025
Purchase of Common Stock	3,245	6/20/2025
Sale of Common Stock	(85,601)	7/21/2025
Sale of Common Stock	(30,853)	7/21/2025
Purchase of Common Stock	9,909	8/26/2025
Purchase of Common Stock	31,595	9/16/2025
Purchase of Common Stock	58,400	9/16/2025
Purchase of Common Stock	2,739	10/9/2025
Purchase of Common Stock	4,400	10/10/2025
Purchase of Common Stock	8,277	11/10/2025
Purchase of Common Stock	47,207	11/12/2025
Purchase of Common Stock	2,025	11/18/2025
Purchase of Common Stock	1,009	11/24/2025
Purchase of Common Stock	6,109	12/19/2025
Purchase of Common Stock	429	3/18/2026
Purchase of Common Stock	16,487	4/6/2026

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	727	4/13/2026
Purchase of Common Stock	14,657	4/16/2026
Purchase of Common Stock	19,185	4/29/2026
Purchase of Common Stock	5,990	4/29/2026
Purchase of Common Stock	15,070	5/5/2026
Purchase of Common Stock	5,500	5/5/2026
Purchase of Common Stock	1,250	5/8/2026
Purchase of Common Stock	3,933	5/12/2026
Purchase of Common Stock	1,984	5/18/2026

ETHAN A. DANIAL

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	28,358	10/25/2024
Purchase of Common Stock	10,447	9/5/2024
Purchase of Common Stock	15,032	9/5/2024
Purchase of Common Stock	5,000	8/25/2024

BRENT D. ROSENTHAL

None.

JOSÉ R. IZQUIERDO II

None.

IAN MCCARTHY

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

BLUE PROXY 2026 ANNUAL MEETING OF STOCKHOLDERS OF TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC, ITS MANAGING MEMBER, WILLIAM HEATH HAWK, AND THE 2026 OCEAN CAPITAL NOMINEES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND The 2026 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “2026 Annual Meeting”) of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (the “Fund”), a Puerto Rico corporation, is scheduled to be held virtually at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), on July 30, 2026. Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and other participants in its solicitation have (i) nominated four director candidates for election to the Fund’s board of directors (the “Board”) and (ii) submitted a stockholder proposal (the “Proposal”), each to be voted upon at the 2026 Annual Meeting. THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2026 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2026 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF THE 2026 OCEAN CAPITAL NOMINEES AND THE PROPOSAL, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

OCEAN CAPITAL PROPOSALS Please mark vote as indicated in this example 1. Director Nominee Proposal: To elect Ocean Capital’s slate of four director nominees, Mr. Rosenthal is being elected as a Class I director, Mr. Danial and Mr. Izquierdo as Class II directors and Mr. McCarthy as a Class III director. If elected, Mr. Rosenthal would serve as a Class I director for a two-year term expiring at the Fund’s 2028 annual meeting of stockholders and until his elector is duly elected and qualified, each of Messrs. Danial and Izquierdo would serve as a Class II director for a three-year term expiring at the Fund’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified and Mr. McCarthy would serve as a Class III director for a one-year term expiring at the Fund’s 2027 annual meeting of stockholders or until his successor is duly elected and qualified. FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT’’ box and write the name(s) of the nominee(s) on the line below: We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s) to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). 2. RESOLVED: The existing investment advisory and management agreement between Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. and its advisor shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof. FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE 5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A:You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the 2026 Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization